pSivida Limited
Level 12 BGC Centre
28 The Esplanade
Perth, WA 6000
Australia

December 30, 2005

Citibank, N.A. - ADR Department
388 Greenwich Street, 14th Floor
New York, New York 10013

Re: Restricted pSivida ADSs

Ladies and Gentlemen:

Reference is made to (i) the Deposit Agreement, dated as of January 24, 2005 (the "Deposit Agreement"), by and among pSivida Limited, a company organized under the laws of the Commonwealth of Australia (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and all Holders and Beneficial Owners of American Depositary Shares ("ADSs") evidenced by American Depositary Receipts ("ADRs") issued thereunder and (ii) the Agreement and Plan of Merger, dated October 3, 2005 (the "Merger Agreement"), among the Company, pSivida Inc., a wholly owned subsidiary of the Company and a Delaware corporation ("Merger Sub"), and Control Delivery Systems, Inc., a company organized and existing under the laws of Delaware ("CDS"). All capitalized terms used, but not otherwise defined, in this letter agreement (the "Letter Agreement") shall have the meaning assigned thereto in the Deposit Agreement. The Company and the Depositary filed a Registration Statement on Form F-6 with the Commission on January 20, 2005 (Registration No.: 333-1122158), which covers the issuance of ADSs.

Under the Merger Agreement, Merger Sub will merge with and into CDS, CDS will become a wholly-owned subsidiary of the Company and CDS will change its name to

"pSivida Inc." (the "Merger"). As of the effective time of the Merger (the "Effective Time"), all shares of Common Stock (the "CDS Common Shares") and all shares of Series A Preferred Stock (the "CDS Preferred Shares" and, together with the CDS Common Shares, the "CDS Shares") of CDS held by stockholders of CDS specified in the Merger Agreement (the "Specified CDS Stockholders") will be converted into the right to receive ADSs of the Company issued under Section 2.12 of the Deposit Agreement as supplemented by this Letter Agreement (each such ADS, a "Restricted ADS"), each Restricted ADS representing ten (10) restricted ordinary shares (the "Restricted Shares") of the Company and evidenced in each case by restricted American Depositary Receipt certificates ("Restricted ADRs"). From and after the Effective Time, each CDS Preferred Share issued and outstanding will represent the right to receive 11.79 Restricted ADSs and each CDS Common Share issued and outstanding and held by Specified CDS Stockholders will represent the right to receive a number of Restricted ADSs determined by dividing: (1) the number of Restricted ADSs not previously allocated to the holders of CDS Preferred Shares which is equal to the total number of Restricted ADSs to be issued in the Merger to Specified CDS Stockholders minus 11.79 times the total number of CDS Preferred Shares outstanding as of the Effective Time, by (2) the total number of CDS Common Shares outstanding at the Effective Time.

Pursuant to a Registration Rights Agreement entered into in connection with the Merger and the Merger Agreement, the Company has agreed to file one or more registration statements (each a "Resale Registration Statement") with the Commission and cause each such Resale Registration Statement to become effective as soon as possible after the Effective Time, but not later than one hundred eighty (180) days after the Effective Time. It is contemplated that the Restricted ADSs may be sold, transferred or otherwise disposed only (i) in connection with

an effective Resale Registration Statement under the Securities Act or (ii) upon receipt by the Company and the Depositary of (a) an opinion of counsel to the transferor satisfactory to the Company and the Depositary that the sale, transfer or other disposition is exempt from the registration requirements of the Securities Act and (b) such other documentation satisfactory to the Company and the Depositary. The purpose and intent of this Letter Agreement is to supplement the Deposit Agreement for the sole purpose of accommodating the issuance of the Restricted ADSs in connection with the Merger, the issuance and delivery of Restricted ADRs evidencing such Restricted ADSs, the transfer of the Restricted ADRs and the Restricted ADSs evidenced thereby, the withdrawal of Restricted Shares upon cancellation of Restricted ADSs, and the exchange of the Restricted ADSs for ADSs.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, as follows:

1. **Depositary Procedures**. The Company instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in this Letter Agreement, to (i) establish procedures to enable (x) the Company to deposit after the date hereof (A) an aggregate of up to 160,000,000 Restricted Shares to be represented by an aggregate of up to 16,000,000 Restricted ADSs that are to be delivered to Specified CDS Stockholders, (B) such additional Restricted Shares to be represented by Restricted ADSs that are to be delivered to CDS Option Holders (as defined in Section 7 and hereinafter used as so defined) upon exercise of such Holders' options to purchase additional CDS Shares (the "CDS Options"), and (C) such additional Restricted Shares to be represented by Restricted ADSs that are to be delivered to certain employees (the "Specified CDS Employees") of CDS (such additional Restricted Shares, the "CDS Employee Shares"), from and after the Effective Time under the terms of Section 2.12

of the Deposit Agreement, as supplemented by the terms of this Letter Agreement, (y) the transfer of the Restricted ADRs and the Restricted ADSs evidenced thereby and the withdrawal of the Restricted Shares represented by Restricted ADSs (to the extent such Restricted Shares are deliverable under Australian law), and (z) the exchange of the Restricted ADSs issued to Specified CDS Stockholders, CDS Option Holders and Specified CDS Employees for ADSs pursuant to a Resale Registration Statement, in each case upon the terms, and subject to the conditions, set forth in the Deposit Agreement, as supplemented by this Letter Agreement, and (ii) issue Restricted ADRs evidencing such Restricted ADSs in the names of the Specified CDS Stockholders, CDS Option Holders and Specified CDS Employees (or their representative(s)) in denominations designated by the Company (not, in the aggregate, exceeding the corresponding number of Restricted Shares then held on deposit with the Custodian) and to deliver the Restricted ADRs so issued to the Specified CDS Stockholders, CDS Option Holders and Specified CDS Employees (or their representative(s)), in each case as set forth on Exhibit A hereto.

2. **Company Assistance**. The Company agrees to (i) assist the Depositary in the establishment of procedures to enable the acceptance of the deposit by the Company of the Restricted Shares at the Effective Time, the issuance of the Restricted ADSs, the issuance and delivery of the Restricted ADRs, the transfer of the Restricted ADRs and the Restricted ADSs evidenced thereby, the withdrawal of the Restricted Shares and the exchange of Restricted ADSs for ADSs, (ii) take all commercially reasonable steps necessary and satisfactory to the Depositary to ensure that the acceptance of the deposit of the Restricted Shares represented by Restricted ADSs, the issuance of Restricted ADSs, the issuance and delivery of the Restricted ADRs, the transfer of Restricted ADRs and the Restricted ADSs evidenced thereby, the

exchange of Restricted ADSs for ADSs, and the withdrawal of Restricted Shares represented by Restricted ADSs (to the extent such Restricted Shares are deliverable under Australian law), in each case upon the terms and conditions set forth in the Deposit Agreement, as supplemented by this Letter Agreement, do not materially prejudice the rights of Holders and Beneficial Owners of ADSs and do not violate the provisions of the Securities Act or any other applicable laws, (iii) deliver a copy of this Letter Agreement to each of the Specified CDS Stockholders, CDS Option Holders and Specified CDS Employees listed in Exhibit A hereof and (iv) cause each of the Specified CDS Stockholders, CDS Option Holders and Specified CDS Employees to make the representations and acknowledgments required in Exhibit D hereto upon the exchange of Restricted ADSs for ADSs. In furtherance of the foregoing, the Company shall (x) cause its U.S. counsel to deliver, in respect of the delivery of Restricted ADSs in exchange for CDS Shares in the Merger, a legal opinion satisfactory to the Depositary addressing, *inter alia*, the following points: (1) the issuance of Restricted ADSs to the Specified CDS Stockholders, CDS Option Holders and Specified CDS Employees (a) in exchange for such CDS Shares in the Merger, (b) upon exercise of CDS Options and (c) to Specified CDS Employees, as applicable, is exempt from the registration requirements of the Securities Act and the rules and regulations thereunder as interpreted by the Commission, and (2) the Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (y) cause its Australian counsel to deliver an opinion to the Depositary addressing, *inter alia*, the following points: (1) this Letter Agreement has been duly executed and delivered for and on behalf of the Company by such officer(s) and/or director(s) of the Company duly elected or appointed and thereunto duly authorized and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms in Australia, except as may be

limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and general principles of equity, (2) all requisite permissions, consents, approvals, authorizations and orders (if any) have been obtained and all requisite filings (if any) have been made in Australia to enable the Company to enter into this Letter Agreement and for the Company, the Depositary and the Specified CDS Stockholders, CDS Option Holders and Specified CDS Employees to engage in the transactions contemplated herein, (3) neither this Letter Agreement nor any other document or instrument delivered by the Company to the Depositary needs to be recorded or filed with any agency or authority under Australian law, nor does any stamp or similar tax need to be paid under Australian law to ensure the legality, validity, enforceability or admissibility into evidence of this Letter Agreement, (4) none of the terms of this Letter Agreement violate or conflict with, nor does the execution and delivery of this Letter Agreement or the consummation of the transactions contemplated herein violate or conflict with, the Constitution of the Company or any agreement to which the Company is a party or by which the Company is bound, (5) none of the terms nor the transactions contemplated by this Letter Agreement violate any law, rule, regulation, order, judgment, administrative decree or regulation of Australia or to which the Company is otherwise subject, and (6) all of the Restricted Shares to be deposited with the Depositary under the Deposit Agreement pursuant to the terms of Section 2.12 thereof and this Letter Agreement have been duly authorized and validly issued and are fully paid and nonassessable, and are free of any transfer or voting restrictions, and free of any preemptive rights (other than preemptive rights properly waived by the shareholders of the Company), and (z) complete, sign and deliver a deposit certification substantially in the form of Exhibit B hereto (the "Deposit Certification") by facsimile (followed by an original) to the Depositary located at 388 Greenwich Street, 14th Floor, New York, NY

10013, Attn: Paul Martin, facsimile no.: (212) 816-6865. In the event a Specified CDS Stockholder, CDS Option Holder or Specified CDS Employee wishes to surrender the Restricted ADR(s) evidencing the Restricted ADSs to the Depositary for cancellation of such Restricted ADSs and receipt of the corresponding number of Restricted Shares, the Company shall (i) cause each such person to (a) complete and sign a withdrawal certification substantially in the form of Exhibit C hereto (the "Withdrawal Certification") and (b) deliver such Withdrawal Certification, accompanied by the Restricted ADR(s) evidencing the Restricted ADSs being surrendered and payment of the fees of the Depositary in the manner described in Section 6, to the Depositary at the address, and in the manner, set forth on Exhibit C hereto and (ii) provide the Depositary with written confirmation satisfactory to the Depositary (which may include an opinion of Australian counsel) that the Restricted Shares are eligible for delivery to such person under Australian law and the Company's Constitution, by executing the Company's Acknowledgement and Representation attached thereto. In the event a Specified CDS Stockholder, CDS Option Holder or Specified CDS Employee wishes to deliver the Restricted ADR(s) evidencing the Restricted ADSs to the Depositary for the issuance and delivery of ADSs in connection with an effective Resale Registration Statement, the Company shall (i) provide the Depositary with written confirmation satisfactory to the Depositary, including an opinion of U.S. counsel in the form described in Section 9 that a Resale Registration Statement is in effect as to such person and (ii) cause each such person to (a) complete and sign a resale issuance certification for unrestricted ADSs substantially in the form of Exhibit D hereto (the "Resale Issuance Certification") and (b) deliver such Resale Issuance Certification, accompanied by the Restricted ADR(s) evidencing the Restricted ADSs being surrendered in connection with the issuance and delivery of ADSs,

together with payment of the fees of the Depositary in the manner described in Section 9, to the Depositary at the address, and in the manner, set forth on Exhibit D hereto.

3. **Limitations on Issuance of Restricted ADSs**. The Company hereby instructs the Depositary, and the Depositary agrees upon the terms, and subject to the conditions, set forth in this Letter Agreement, to issue to the Specified CDS Stockholders and Specified CDS Employees (or their representative(s)) and to deliver to the Specified CDS Stockholders and Specified CDS Employees (or their representative(s)), in each case as identified on Exhibit A hereto, Restricted ADR(s) evidencing the applicable number of Restricted ADSs designated by the Company (not, in the aggregate, exceeding the corresponding number of Restricted Shares being deposited at any time) upon receipt of (i) confirmation of the due deposit by the Company with the Custodian of the applicable number of Restricted Shares provided for below, (ii) the opinions of U.S. and Australian counsel identified in Section 2 hereof, (iii) the corresponding Deposit Certifications set forth in Exhibit B hereto, and (iv) payment by wire transfer to the Depositary's account (ABA # 021000089, Citibank New York, Attn: CitiADR Department, RE: pSivida RADR Issuance A/C#368-58172) of a Restricted ADS issuance fee of U.S.$0.04 per Restricted ADS issued, together with all applicable taxes and expenses otherwise payable under the terms of the Deposit Agreement for the deposit of Shares and issuance of ADSs (including, without limitation, confirmation that any Australian stock transfer taxes in respect of such deposit (if any) have been paid). The Restricted ADSs issued upon the deposit of Restricted Shares shall be separately identified on the books of the Depositary under CUSIP No. 74439M 12 3 and the Restricted Shares shall be held separate and distinct from (i) the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Restricted ADSs issued under Section 2.12 of the Deposit Agreement as supplemented

hereby, and (ii) the restricted shares held by the Custodian in respect of the restricted ADSs issued pursuant to (a) the letter agreement between the Company and the Depositary, dated as of August 24, 2005 and (b) the letter agreement between the Company and the Depositary, dated as of November 16, 2005 executed in connection with the instructions letter from the Company to the Depositary, dated October 5, 2005. Neither the Restricted Shares nor the Restricted ADSs shall be eligible for "*Pre-Release Transactions*" described in Section 5.10 of the Deposit Agreement. The Restricted ADSs shall not be eligible for inclusion in any book-entry settlement system, including, without limitation, The Depository Trust Company ("DTC"), and shall not in any way be fungible with the other ADSs or restricted ADSs issued under the terms of the Deposit Agreement that are not Restricted ADSs issued hereunder (except upon the terms and conditions set forth in Section 9 hereof). Nothing contained in this Letter Agreement shall in any way be deemed to obligate the Depositary, or give authority to the Depositary, to accept any Shares (other than the Restricted Shares described herein) for deposit under the terms hereof.

4. **Stop Transfer Notation and Legend**. The books of the Depositary shall identify the Restricted ADSs as "restricted" and shall contain a "stop transfer" notation to that effect. The Restricted ADRs shall contain the following legend:

> **"THIS RESTRICTED AMERICAN DEPOSITARY RECEIPT HAS BEEN ISSUED PURSUANT, AND IS SUBJECT, TO THE TERMS OF THE LETTER AGREEMENT, DATED AS OF DECEMBER 30, 2005 (THE "LETTER AGREEMENT"), BY AND BETWEEN THE DEPOSITARY AND PSIVIDA LIMITED (THE "COMPANY"). THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT AT ANY TIME BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1)(A) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT (*E.G.*, PURSUANT TO RULE 144 OR REGULATION S UNDER THE SECURITIES ACT) OR (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH SALE, AND (2) IN**

EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES. THE DEPOSITARY SHALL NOT AT ANY TIME REGISTER THE TRANSFER OF THIS RESTRICTED ADR OR THE RESTRICTED ADSs EVIDENCED HEREBY UNLESS IT HAS RECEIVED A SATISFACTORY OPINION OF COUNSEL THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OR A WRITTEN CERTIFICATION THAT (X) SUCH SALE WAS MADE IN ACCORDANCE WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH SALE AND (Y) ALL APPLICABLE PROSPECTUS DELIVERY REQUIREMENTS HAVE BEEN SATISFIED. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 OR REGULATION S UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED ADSs.

THE DEPOSITARY SHALL NOT AT ANY TIME CANCEL THIS RESTRICTED ADR OR THE RESTRICTED ADSs EVIDENCED HEREBY FOR THE PURPOSE OF WITHDRAWAL OF THE RESTRICTED SHARES REPRESENTED BY THE RESTRICTED ADSs EVIDENCED HEREBY UNLESS IT SHALL HAVE RECEIVED WRITTEN CONFIRMATION SATISFACTORY TO THE DEPOSITARY (WHICH MAY INCLUDE AN OPINION OF AUSTRALIAN COUNSEL) THAT THE RESTRICTED SHARES ARE ELIGIBLE FOR DELIVERY UNDER AUSTRALIAN LAW, A SIGNED WITHDRAWAL CERTIFICATION (AS DEFINED AND IN THE FORM PRESENTED IN THE LETTER AGREEMENT) AND THE FEES APPLICABLE TO CANCELLATION OF ADSs UNDER THE DEPOSIT AGREEMENT, AS SUPPLEMENTED BY THE LETTER AGREEMENT."

5. **Limitations on Transfer of Restricted ADSs**. The Restricted ADRs and the Restricted ADSs evidenced thereby, shall be transferable by the Holder thereof, in transactions other than those described in Section 9 hereof, only upon delivery to the Depositary of (i) all documentation otherwise contemplated by the Deposit Agreement, (ii) an opinion of the applicable Holder's U.S. counsel reasonably satisfactory to the Depositary stating that, *inter alia*, the requested transfer is in accordance with the conditions upon which the Restricted ADR is, and the Restricted ADSs evidenced thereby are, transferable by the Holder thereof under applicable securities laws and the transfer restrictions contained in the legends set forth on the

Restricted ADR presented for transfer, and (iii) payment of all standard fees related to the transfer of an ADR under the Deposit Agreement.

6. **Limitations On Cancellation of Restricted ADSs and Withdrawal of Restricted Shares**. The Company instructs the Depositary, and the Depositary agrees, not to release any Restricted Shares nor cancel any Restricted ADSs upon presentation to it of a Restricted ADR for the purpose of withdrawing the underlying Restricted Shares, unless (w) all of the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied, (x) the Depositary has received written confirmation from the Company satisfactory to the Depositary (which may include an opinion of Australian counsel) that the Restricted Shares are eligible for delivery to the withdrawing person under Australian law, (y) the Depositary has received payment by the withdrawing holder of Restricted ADSs (or its representative(s)) by wire transfer to the Depositary's account (ABA # 021000089, Citibank New York, Attn: CitiADR Department, RE: pSivida RADR Issuance A/C#3685-9028) of a deposited securities withdrawal fee of U.S.$0.04 per Restricted ADS surrendered and taxes and expenses otherwise payable under the terms of the Deposit Agreement upon the withdrawal of Shares upon surrender of ADSs (including, without limitation, confirmation that any Australian stock transfer taxes in respect of such deposit (if any) have been paid) and (z) the Depositary has received a duly completed and signed Withdrawal Certification from the person requesting the withdrawal of the Restricted Shares.

7. **Issuance of Restricted ADSs Upon Exercise of CDS Options**. The Company hereby confirms that, as of the Effective Time, CDS Option Holders have the right to receive Restricted ADSs issued hereunder upon exercise of such CDS Options. A list of CDS Option holders (the "CDS Option Holders") is included on Exhibit A hereto. Upon receipt by

the Company of all applicable documentation and payments required for the exercise of CDS Options from a CDS Option Holder, the Company shall (a) notify the Depositary of the exercise of CDS Options by such CDS Option Holder and (b) complete, or cause the CDS Option Holder to complete, all procedures set forth in Section 3 hereof for the issuance of Restricted ADSs to such CDS Option Holder, except that payment to the Depositary of a Restricted ADS issuance fee of U.S.$0.04 per Restricted ADS issued, together with all applicable taxes and expenses otherwise payable under the terms of the Deposit Agreement for the deposit of Shares and issuance of ADSs (including, without limitation, confirmation that any Australian stock transfer taxes in respect of such deposit (if any) have been paid), shall be by wire transfer to the Depositary's account (ABA # 021000089, Citibank New York, Attn: CitiADR Department, RE: pSivida RADR Issuance A/C#3685-9028).

8. **Fungibility**. Except as contemplated in the Deposit Agreement and this Letter Agreement and except as required by applicable law, the Restricted ADRs and the Restricted ADSs evidenced thereby shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADRs and ADSs issued and outstanding under the terms of the Deposit Agreement that are not "Restricted ADRs" and "Restricted ADSs," respectively, on terms not less favorable than those afforded to such ADSs and ADRs. Nothing contained herein shall obligate the Depositary to treat Holders of Restricted ADRs on terms more favorable than those accorded to Holders of ADRs under the Deposit Agreement.

9. **Resales Pursuant to a Registration Statement**. Provided the Depositary has received (x) an opinion of U.S. counsel satisfactory to the Depositary addressing the following points: (1) a Resale Registration Statement has been declared effective under the Securities Act, and, to such counsel's knowledge, no stop order suspending the effectiveness of

the Resale Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act (or, with respect to any reports under the Exchange Act incorporated therein by reference), (2) the Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and (3) the proposed resale by each of such Restricted ADS holders is covered by such Resale Registration Statement, (y) a properly completed and duly executed Resale Issuance Certification, and (z) a fee of U.S.$0.04 per Restricted ADS (or fraction thereof) surrendered for cancellation and for the subsequent issuance of the corresponding number of ADSs by wire transfer to the Depositary's account (ABA #021000089, Citibank New York, Attn: CitiADR Department, RE: pSivida RADR Issuance A/C#3685-9028), the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by (i) causing the Custodian to transfer the applicable number of Restricted Shares into the account for the Deposited Securities in respect of the ADSs that are not Restricted ADSs, (ii) removing the stop transfer notations on its records in respect of the relevant ADSs previously identified as Restricted ADSs, and (iii) removing the legend from the Restricted ADRs identified in Section 4 above. The Depositary will no longer treat the applicable Restricted ADSs as "Restricted ADSs" under the terms of the Deposit Agreement upon the Depositary's receipt of the documentation set forth above.

10. Representations and Warranties. The Company hereby represents and warrants that (a) the Restricted Shares currently held by, and to be deposited by, the Company upon exchange by the Specified CDS Stockholder under the Merger Agreement for the purpose of the issuance of the Restricted ADSs are validly issued, fully paid and non-assessable, and free

of any statutory preemptive rights of the holders of outstanding Shares, (b) the Company is not and will not be at the time of deposit prohibited from depositing the Restricted Shares with the Custodian as a result of any agreement to which the Company is a party or is bound, and (c) the Restricted Shares being deposited by the Company for the issuance of the Restricted ADSs rank or will rank *pari passu*, in all respects, including, without limitation, as to trading (subject to the operation of the Corporations Act 2001 (Cth) in relation to the sale of securities issued in Australia without a disclosure document), settlement, distributions, liquidation and preemptive rights, to the issued and outstanding Shares that are on deposit under the Deposit Agreement. Such representations and warranties shall be true and correct as of, and shall survive, the deposit of the Restricted Shares, the issuance of Restricted ADSs, and the issuance and delivery of Restricted ADRs.

11. **Indemnity**. The Company and the Depositary acknowledge and agree that the indemnification provisions under Section 5.8 of the Deposit Agreement shall apply to the actions taken by the Depositary in reliance upon the representations and warranties of the Company set forth herein and the acceptance of Restricted Shares for deposit, the issuance of Restricted ADSs, the issuance and delivery of Restricted ADRs, the transfer of Restricted ADRs and the Restricted ADSs evidenced thereby, the withdrawal of Restricted Shares, the exchange of the Restricted ADSs into ADSs, the removal of the stop transfer notations on its records and the removal of the legend from the Restricted ADRs, in each case upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary as contemplated by this letter agreement.

This Letter Agreement shall be interpreted and all rights hereunder shall be governed by the laws of the State of New York without regards to the principles of conflicts of law thereof.

[The remainder of this page is intentionally left blank.]

The Company and the Depositary have caused this Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

PSIVIDA LIMITED

By: ______________________

Name: Gavin Rezos
Title: Managing Director

By: ______________________

Name: Aaron Finlay
Title: Chief Financial Officer and Company Secretary

CITIBANK, N.A.

By: ______________________

Name: Paul Martin
Title: Vice President

EXHIBIT LIST

A. List of Specified CDS Stockholders, CDS Option Holders and Specified CDS Employees
B. Deposit Certification
C. Withdrawal Certification
D. Issuance Certification

The Company and the Depositary have caused this letter agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

PSIVIDA LIMITED

By: ________________________
Name: Gavin Rezos
Title: Managing Director

By: ________________________
Name: Aaron Finlay
Title: Chief Financial Officer and Company Secretary

CITIBANK, N.A.

By: ________________________
Name: Paul Martin
Title: Vice President

EXHIBIT LIST

A. List of Specified CDS Stockholders, CDS Option Holders and Specified CDS Employees
B. Deposit Certification
C. Withdrawal Certification
D. Issuance Certification

EXHIBIT A

to

Letter Agreement, dated as of December 30, 2005
(the "Letter Agreement"),
by and between
pSivida Limited and Citibank, N.A.

SPECIFIED CDS STOCKHOLDERS, CDS OPTION HOLDERS AND SPECIFIED CDS EMPLOYEES

All capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Letter Agreement.

Name of Specified CDS Stockholder	Number and Class of CDS Shares held	Address of Specified CDS Stockholder and Telephone Number	Number of Restricted ADSs to be Issued

Name of CDS Option Holder	Number of CDS Options held	Address of CDS Option Holder and Telephone Number	Number of Restricted ADSs to be Issued upon Exercise of CDS Options

1217012v7

Name of Specified CDS Employee	Address of Specified CDS Employee and Telephone Number	Number of Restricted ADSs to be Issued

EXHIBIT B

to

Letter Agreement, dated as of December 30, 2005
(the "Letter Agreement"), by and between
pSivida Limited and Citibank, N.A.

DEPOSIT CERTIFICATION

Citibank, N.A., as Depositary
c/o Agency & Trust Department
111 Wall Street, 15th Floor / Zone 8
New York, New York 10043
Attn.: Broker Services
Facsimile: (212) 825-2029

pSivida Limited
Level 12 BGC Centre
28 The Esplanade
Perth, WA 6000
Australia

Re: pSivida Limited Restricted ADSs

Reference is hereby made to (i) the Deposit Agreement, dated as of January 24, 2005 (the "Deposit Agreement"), by and among pSivida Limited (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and all Holders and Beneficial Owners of American Depositary Shares (the "ADSs") evidenced by American Depositary Receipts (the "ADRs") issued thereunder, and (ii) the Instructions Letter Agreement, dated as of December 30, 2005 (the "Letter Agreement"), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Letter Agreement or the Deposit Agreement, as applicable.

1. The undersigned represents and warrants that (a) the Restricted Shares to be deposited for the purpose of the issuance of the Restricted ADSs are validly issued, fully paid and non-assessable, and free of any statutory preemptive rights of the holders of outstanding Shares, (b) the undersigned is not prohibited from depositing the Restricted Shares with the Custodian on account of any regulation, contractual undertaking or any limitation to any undertaking, and (c) the Restricted Shares being deposited by the undersigned for the issuance of the Restricted ADSs rank *pari passu*, in all respects, including, without limitation, as to distributions, liquidation, voting and preemptive rights, and will rank *pari passu* as to trading and

settlement to the issued and outstanding Shares that are on deposit under the Deposit Agreement. Such representations and warranties shall be true and correct as of, and shall survive, the deposit of the Restricted Shares, the issuance of Restricted ADSs, and the issuance and delivery of Restricted ADR(s).

2. The undersigned agrees and acknowledges that, prior to the issuance of the Restricted ADSs, the undersigned shall pay to the Depositary by wire transfer (i) to the Depositary's account (ABA #021000089, Citibank New York, Attn: CitiADR Department, RE: pSivida RADR Issuance A/C#368-58172) in the event of the initial issuance of Restricted ADSs on December 30, 2005, or (ii) to the Depositary's account (ABA #021000089, Citibank New York, Attn: CitiADR Department, RE: pSivida RADR Issuance A/C#3685-9028) in the event of any subsequent issuance of Restricted ADSs, in each case, all applicable fees of the Depositary (as set forth on Exhibit B to the Deposit Agreement), including, without limitation, an issuance fee of U.S.$0.04 per Restricted ADS issued, payable in connection with the issuance and delivery of the Restricted ADSs.

3. The undersigned further agrees and acknowledges that the Depositary will rely upon the truth and accuracy of the foregoing certifications and agrees that if any of the certifications made herein are no longer accurate, it shall promptly notify the Depositary.

4. The undersigned further agrees and acknowledges, and has informed each person named below, that the Depositary shall have no obligation, and shall incur no liability for its failure, to withhold or report any amounts in connection with any applicable Australian or U.S. tax law.

5. The undersigned acknowledges that (i) it has provided each person named below with a copy of the Deposit Agreement and Letter Agreement, respectively (ii) it has informed each such person that copies of the Deposit Agreement and the Letter Agreement are available for inspection at the principal office of the Depositary, located at 388 Greenwich Street, 14th Floor, New York, New York 10013, Attn: ADR Department, and (iii) each person named below agrees to be bound by the terms of the Restricted ADR(s), the Deposit Agreement and Letter Agreement, respectively.

[The remainder of this page is intentionally left blank.]

6. The undersigned hereby requests that the Depositary, following confirmation of receipt by the Custodian of the deposit of

[NUMBER]
Restricted Shares,

issue a Restricted ADR evidencing an aggregate of

[NUMBER]
Restricted ADSs (CUSIP No.: 74439M 12 3)

in the name of the persons and in the corresponding denominations set forth below and deliver such Restricted ADR evidencing the Restricted ADSs so issued to such persons at the applicable address:

Name	**Address and Telephone Number**	**Number of Restricted ADSs to be Issued**

PSIVIDA LIMITED

By:____________________________
Name:
Title:
Date:

EXHIBIT C
to
Letter Agreement, dated as of December 30, 2005
(the "Letter Agreement"), by and between
pSivida Limited and Citibank, N.A.

WITHDRAWAL CERTIFICATION

[DATE]

pSivida Limited
Level 12 BGC Centre
28 The Esplanade
Perth, WA 6000
Australia

By Hand

Citibank, N.A.
Agency & Trust Department
111 Wall Street, 15th Floor / Zone 8
New York, New York 10043
Attn.: Margie Beckman

By Mail

Citibank, N.A., Agency & Trust Department
111 Wall Street, 15th Floor, Zone 8
New York, New York
Zip Code for Registered and Regular Mail: 10043
Zip Code for Overnight Mail: 10005
Attn: Margie Beckman

Re: pSivida Limited Restricted ADSs

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as January 24, 2005 (the "Deposit Agreement"), by and among pSivida Limited (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and all Holders and Beneficial Owners of American Depositary Shares (the "ADSs") evidenced by American Depositary Receipts (the "ADRs") issued thereunder, and (ii) the Instructions Letter Agreement, dated as of December 30, 2005 (the "Letter Agreement"),

by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Letter Agreement or the Deposit Agreement, as applicable.

This Withdrawal Certification is being furnished in connection with the withdrawal of Restricted Shares upon surrender of the Restricted ADR(s) evidencing Restricted ADSs to the Depositary.

A. We certify that either:

(i) We are the beneficial owner of the Restricted ADSs and we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the Restricted Shares (i) to a person other than a U.S. person (as defined in Regulation S under the Securities Act) located outside of the United States (as defined in Regulation S under the Securities Act) in a transaction complying with the requirements of Regulation S under the Securities Act, (ii) in accordance with Rule 144 under the Securities Act, if available, or (iii) pursuant to an effective registration statement under the Securities Act covering such sale or transfer;

OR

(ii) We are the beneficial owner of the Restricted ADSs or will be the beneficial owner of the Restricted Shares upon withdrawal, and, accordingly, we agree that (x) we will not offer, sell, pledge or otherwise transfer the Restricted Shares except (i) to a person other than a U.S. person (as defined in Regulation S under the Securities Act) located outside of the United States (as defined in Regulation S under the Securities Act) in a transaction complying with the requirements of Regulation S under the Securities Act, (ii) in accordance with Rule 144 under the Securities Act, if available, or (iii) pursuant to an effective registration statement under the Securities Act covering such offer, sale, pledge or transfer, and (y) we will not deposit or cause to be deposited such Restricted Shares into any depositary receipt facility established or maintained by a depositary bank in the United States (including any such facility maintained by the Depositary).

B. We acknowledge that the Company and the Depositary will rely upon the truth and accuracy of the foregoing certifications and agree that if any of the certifications made by us herein are no longer accurate, we shall promptly notify the Depositary.

C. We agree and acknowledge that, prior to the issuance of the Restricted Shares upon surrender of the Restricted ADSs, the undersigned shall pay to the Depositary (by wire transfer to the Depositary's account (ABA #021000089, Citibank New York, Attn: CitiADR Department, RE: pSivida RADR Issuance A/C#3685-9028), all applicable fees of the Depositary (as set forth on

Exhibit B to the Deposit Agreement), including, without limitation, a withdrawal fee of U.S. $0.04 per Restricted ADS surrendered, payable in connection with the delivery of the Restricted Shares.

D. We have confirmed with the Company that the Restricted Shares are deliverable to the undersigned by means of the signed acknowledgement below.

Very truly yours,

____

[NAME OF SURRENDERING HOLDER]
Name:
Title:
Date:

Company Acknowledgement and Representations

In connection with the surrender of Restricted ADSs and requested withdrawal of Restricted Shares by the person named above, we hereby acknowledge receipt of this Withdrawal Certification and represent that the Restricted Shares to be released upon cancellation of the Restricted ADSs surrendered hereby are freely deliverable under Australian law and the Constitution of the Company.

PSIVIDA LIMITED

By:______________________________
Name:
Title:
Date:

EXHIBIT D
to
Letter Agreement, dated as of December 30, 2005
(the "Letter Agreement"), by and between
pSivida Limited and Citibank, N.A.

RESALE ISSUANCE CERTIFICATION FOR UNRESTRICTED ADSs

[DATE]

pSivida Limited
Level 12 BGC Centre
28 The Esplanade
Perth, WA 6000
Australia

By Hand

Citibank, N.A., as Depositary
c/o Agency & Trust Department
111 Wall Street, 15th Floor / Zone 8
New York, New York 10043
Attn.: Margie Beckman

By Mail

Citibank, N.A., Agency & Trust Department
111 Wall Street, 15th Floor, Zone 8
New York, New York
Zip Code for Registered and Regular Mail: 10043
Zip Code for Overnight Mail: 10005
Attn: Margie Beckman

Re: pSivida Limited Restricted ADSs

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement, dated as of January 24, 2005 (the "Deposit Agreement"), by and among pSivida Limited (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and all Holders and Beneficial Owners of American Depositary Shares (the "ADSs") evidenced by American Depositary Receipts (the "ADRs") issued thereunder, and (ii) the Instructions Letter Agreement, dated as of December 30, 2005 (the "Letter Agreement"), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Letter Agreement or the Deposit Agreement, as applicable.

This Resale Issuance Certification for Unrestricted ADSs is being provided in connection with our request to the Depositary to exchange the Restricted ADR(s) evidencing the Restricted ADSs and enclosed herewith for issuance and delivery of the ADSs to the purchaser identified below.

A. The undersigned hereby certifies that:

1. the sale of ADSs by me to the purchaser(s) is registered under, and the terms of such sale of ADSs are contemplated and described in, **[describe the effective registration statement]** (the "Registration Statement");

2. to my knowledge the purchaser of the ADSs was not, at the time of the purchase of such ADSs, and will not be, at the time of the delivery of such ADSs to the purchaser, an Affiliate of the Company or a person acting on behalf of such an Affiliate;

3. I am a "Selling Stockholder" as provided for, and my contact information and beneficial ownership information are properly identified, in the Registration Statement, and I am engaging in the sale upon the terms, and in compliance with all conditions, described in the Registration Statement;

4. to my knowledge no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued (or with respect to any reports incorporated therein by reference, under the Exchange Act) and no proceedings for that purpose have been instituted or are pending or contemplated by the Commission under the Securities Act;

5. I have made delivery, or will concurrently with the sale to the purchaser, make delivery, to the purchaser(s) of a prospectus in accordance with, and in full compliance with, the applicable requirements under the Securities Act (and the regulations thereunder);

6. I have not been advised by the Company that the sale by me of the ADSs to the purchaser(s) is restricted by the Company on account of any "black-out" periods as a result of U.S. or Australian regulation or course of practice; and

7. (a) the Shares represented by the Restricted ADSs currently held by me, and which will be represented by the ADSs upon the issuance thereof to the purchaser(s) are validly issued, fully paid and non-assessable, and free of any preemptive rights, (b) the Shares which will be represented by ADSs upon issuance thereof to the purchaser(s) rank *pari passu*, in all respects, including, without limitation, as to trading, settlement, distributions, liquidation and preemptive rights, to the issued and outstanding Shares, and (c) I am the legal and beneficial owner of the Restricted ADSs surrendered herewith and of the Shares represented thereby and such Restricted ADSs and the Shares are free and clear of any lien, security interest, option or other charge or encumbrance (other than the restrictions set forth in the Deposit Agreement and the Letter Agreement).

B. The undersigned hereby requests that the Depositary: (i) accept, for the issuance of ADSs, the surrender of

Restricted ADR(s) Certificate Number(s):

____

evidencing

____

Restricted ADSs (CUSIP No.: 74439M 12 3), and

(ii) following (x) confirmation of receipt by the Depositary of the surrender of the Restricted ADR(s) provided for in (i) above, and (y) the Company's acknowledgements and representations below, issue and deliver "free" the following number of ADSs:

____

(CUSIP No.: 74439M 10 7)

to the purchaser at the following address:

1. If ADSs are to be issued and delivered by means of book-entry transfer:

Name of DTC Participant:	
DTC Participant Account No.:	
Account No. for Purchaser at DTC Participant (f/b/o information):	
Onward Delivery instructions to Purchaser:	
Contact person at DTC Participant:	
Daytime Telephone Number of contact person at DTC Participant:	

2. If ADSs are to be issued delivered in the form of an ADR certificate:

Name of Registered Holder:	
Street Address:	
City, State, and Country:	
Nationality:	
Social Security or Tax Identification Number:	

C. The undersigned agrees and acknowledges that, prior to the issuance of the ADSs requested in Section B(ii) above, it shall pay to the Depositary (by wire transfer to the Depositary's account (ABA #021000089, Citibank New York, Attn: CitiADR Department, RE: pSivida RADR Issuance A/C#3685-9028), all applicable fees of the Depositary (as set forth on Exhibit B to the Deposit Agreement), including, without limitation, a cancellation and issuance fee of U.S.$0.04 per Restricted ADS cancelled and ADS issued, payable in connection with the issuance and delivery of the ADSs.

D. The undersigned further agrees and acknowledges that the Company and the Depositary will rely upon the truth and accuracy of the foregoing certifications and agrees that if any of the certifications made herein are no longer accurate, it shall promptly notify the Depositary.

Very truly yours,

____

[NAME]
[TITLE]
[DATE]

1217012v7